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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2006

                             REX STORES CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      001-09097                 31-1095548
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

           2875 Needmore Road, Dayton, Ohio                     45414
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (937) 276-3931

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01 Other Events.

      On January 26, 2006, REX Stores Corporation (the "Company"), through its subsidiary Rex Louisiana, Inc., agreed to invest $7.5 million in a limited liability company organized to construct and operate an ethanol producing facility. The equity investment is expected to be made prior to July 1, 2006, subject to the limited liability company obtaining additional financing and certain other conditions. The Company has obtained an irrevocable letter of credit of $7.5 million to fund the investment upon satisfaction of all agreed upon contingencies.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REX STORES CORPORATION

Date: January 31, 2006                    By: /s/ DOUGLAS L. BRUGGEMAN
                                              ----------------------------------
                                              Name:  Douglas L. Bruggeman
                                              Title: Vice President-Finance,
                                                     Chief Financial Officer and
                                                     Treasurer

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